================================================================================




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 5, 1997




                              THE PRICE REIT, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    MARYLAND                        1-13432                         52-1746059
---------------                     -------                         ----------
(STATE OR OTHER             (COMMISSION FILE NUMBER)              (IRS EMPLOYER
JURISDICTION OF                                                   IDENTIFICATION
 INCORPORATION                                                         NO.)

              7979 IVANHOE AVENUE                             92037
              LA JOLLA, CALIFORNIA                         (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (619) 551-2320


                                      NONE

         (FORMER NAME OF FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)






===============================================================================

ITEM 5.         OTHER EVENTS.

        On November 25, 1996 The Price REIT, Inc. (the "Company") filed a registration statement (File No. 333-16787) on Form S-3 with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $175,000,000 in securities of the Company (the "Registration Statement"). On December 23, 1996, the Commission declared the Registration Statement, as amended by Amendment No. 1, effective. (The Registration Statement and definitive prospectus contained therein are collectively referred to as the "Prospectus.")

        The Company filed on August 7, 1997 a supplement to the Prospectus, dated August 5, 1997, relating to the issuance and sale of up to 1,000,000 shares of the Company's common stock, $.01 par value per share (the "Common Stock Supplement"), with the Commission. In connection with the filing of the Common Stock Supplement with the Commission, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        The following exhibits are filed with this report on Form 8-K:

Exhibit No.             Description
-----------             -----------
1.1             Underwriting Agreement between the Company and Salomon Brothers
                Inc, dated August 5, 1997, with respect to the issuance and sale by the Company of up to 1,000,000 shares of the Company's common stock.

5.1 Opinion of Ballard Spahr Andrews & Ingersoll regarding the validity of the common stock.

8.1 Opinion of Gibson, Dunn & Crutcher LLP regarding certain tax matters.

23.1 Consent of Ballard Spahr Andrews & Ingersoll (included as part of Exhibit 5.1).

23.2            Consent of Gibson, Dunn & Crutcher LLP (included as part of
                Exhibit 8.1).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             THE PRICE REIT, INC.


Date: August 6, 1997                    By:    /s/ George M. Jezek
                                            -------------------------------
                                                   George M. Jezek
                                                   Chief Financial Officer




                                       3